                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934





          Date of Report (Date of earliest event reported): March 2, 1994


                            The Stanley Works
             (Exact name of registrant as specified in charter)


            Connecticut               1-5224              06-058860
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)



          1000 Stanley Drive, New Britain, Connecticut            06053
          (Address of principal executive offices)               (Zip Code)



          Registrant's telephone number, including area code:(203) 225-5111




                                   Not Applicable
          (Former name or former address, if changed since last report)











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               Item 5.   Other Events.


                         1. On March 2, 1994, the Registrant issued a press release.

                         Attached as Exhibit (21)(i) is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.


               Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                         (21)(i)   Press release dated March 2, 1994
                                   reporting on Stanley's first quarter
                                   dividend.


























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                                         SIGNATURE




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



                                   By:Stephen S. Weddle
                                   Name:  Stephen S. Weddle
                                   Title: Vice President, General
                                           Counsel and Secretary



          Date:  March 9, 1994
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                                                            Exhibit (21)(i)











                       STANLEY DECLARES FIRST QUARTER DIVIDEND



          New Britain, Connecticut...The Board of Directors of The Stanley

          Works today declared a regular first quarter dividend of $.34 per share on the common stock.  The dividend is payable March 31,

          1994 to shareholders of record at the close of business on March

          14, 1994.  Dividend payments in 1994 mark the 118th consecutive year in which the company has paid dividends, a record for all industrials listed on the New York Stock Exchange.



          The Stanley Works is a worldwide producer of tools, hardware and specialty hardware for consumer, home improvement, industrial and professional use.



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          CONTACT:  Patricia McLean
                    Mgr., Corp. Communications
                    (203) 827-3833